UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 24, 2007

BRIDGE BANCORP, INC.
(Exact name of the registrant as specified in its charter)

New York	000-18546	11-2934195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2200 Montauk Highway
Bridgehampton, New York	11932
(Address of principal executive offices)	(Zip Code)

(631) 537-1000
(Registrant’s telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 8.01                       Other Events.

On September 24, 2007, the Board of Directors of Bridge Bancorp, Inc. declared a dividend for the third quarter of 2007 of $0.23 per share, with a record date of October 9, 2007, payable to stockholders on October 22, 2007.

Attached as an exhibit is the Company's press release dated September 25, 2007 announcing the Board of Directors’ actions.

Item 9.01                        Financial Statements and Exhibits.

Exhibit 99.1       Press release titled, “BRIDGE BANCORP, INC. ANNOUNCES THIRD QUARTER 2007 DIVIDEND,” dated September 25, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bridge Bancorp, Inc.
(Registrant)

By: /s/ Howard H. Nolan
Howard H. Nolan
Chief Operating Officer

Dated:  September 25, 2007

EXHIBIT INDEX

99.1           Press release titled, “BRIDGE BANCORP, INC. ANNOUNCES THIRD QUARTER 2007 DIVIDEND,” dated September 25, 2007.